EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of OLYMPIC WEDDINGS INTERNATIONAL, INC. (the  "Company") on Form 10-KSB for the period ended April 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the  "Report"), I, Patrick Wallace, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report  fairly  presents,  in all  material respects, the financial condition and results of operations of the Company.

/s/ Patrick Wallace

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Date: August 4, 2006

Patrick Wallace

Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer